UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2015

PUGET SOUND ENERGY, INC.

A Washington Corporation

(Exact name of registrant as specified in its charter)

1-4393	10885 - N.E. 4th Street, Suite 1200 Bellevue, Washington 98004-5591	91-0374630
(Commission File Number)	(State of incorporation, address of principal executive offices)	(I.R.S. Employer Identification Number)

(425) 454-6363

(Telephone)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 11, 2015, Puget Sound Energy, Inc. entered into a purchase agreement (the “Purchase Agreement”),with J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc. and Scotia Capital (USA) Inc. and each of the other underwriters named in Schedule A thereto (collectively, the “Underwriters”) in connection with the public offering by Puget Sound Energy of $425,000,000 principal amount of 4.300% Senior Notes due May 20, 2045 (the “Senior Notes”). The Senior Notes are to be issued under an Indenture dated as of December 1, 1997, as supplemented by a Fourth Supplemental Indenture thereto, dated as of May 1, 2003, between the Company and U.S. Bank National Association, as trustee. Puget Sound Energy intends to use the proceeds from the issuance to redeem or otherwise discharge $150 million principal amount of its Senior Secured Notes due October 1, 2015, which have an interest rate of 5.197% and $250 million principal amount of its Senior Secured Notes due January 15, 2016, which have an interest rate of 6.75%, and to make any required make-whole payments in connection therewith. The issuance and sale of the Senior Notes to the underwriters is expected to close, subject to standard closing conditions, on May 26, 2015.

The Senior Notes were registered pursuant to a registration statement (Registration No. 333-193555) on Form S-3 under the Securities Act of 1933 that Puget Sound Energy filed on January 24, 2014, as amended on March 7, 2014 and declared effective on March 13, 2014 (the “Registration Statement”). The Registration Statement was supplemented by a Prospectus Supplement setting forth the terms of the Senior Notes that Puget Sound Energy filed with the Commission on May 13, 2015.

Initially, the Senior Notes will be secured by a series of Puget Sound Energy’s electric utility first mortgage bonds, referred to as “Pledged First Mortgage Bonds,” which are secured by the Company’s electric utility property. The Pledged First Mortgage Bonds will be issued under the Company’s First Mortgage, dated as of June 2, 1924, as supplemented by an Eighty-Forth Supplemental Indenture thereto, dated as of September 1, 2006, between the Company and U.S. Bank National Association, as trustee.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 1.1 to this Report.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Purchase Agreement, dated May 11, 2015, between Puget Sound Energy, Inc. and J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc. and Scotia Capital (USA) Inc. and each of the other underwriters named in Schedule A thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET SOUND ENERGY, INC.

Dated: May 15, 2015

	By:	/s/ Daniel A. Doyle
Daniel A. Doyle
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Purchase Agreement, dated May 11, 2015, between Puget Sound Energy, Inc. and J.P. Morgan Securities LLC, Mitsubishi UFJ Securities (USA), Inc. and Scotia Capital (USA) Inc. and each of the other underwriters named in Schedule A thereto.